Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT

BY AND BETWEEN

JANEL WORLD TRADE, LTD.

AND

THE INVESTORS SET FORTH ON THE

SCHEDULE OF INVESTORS

OCTOBER 6, 2013

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS OR THE LAWS OF ANY FOREIGN JURISDICTION IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION. THE SECURITIES HAVE NOT BEEN RECOMMENDED, ENDORSED, APPROVED OR DISAPPROVED BY ANY U.S. FEDERAL OR STATE, OR ANY NON-U.S., SECURITIES COMMISSION OR REGULATORY AUTHORITY, NOR HAS ANY SUCH AUTHORITY OR COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE, NON-U.S. AND OTHER SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THERE IS NO OBLIGATION ON THE PART OF ANY PERSON TO REGISTER THE SECURITIES UNDER THE SECURITIES ACT, ANY STATE SECURITIES LAWS OR THE LAWS OF ANY FOREIGN JURISDICTION. PROSPECTIVE INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN THE INTERESTS FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE ONLY TO “ACCREDITED INVESTORS”, AS DEFINED IN SECTION 2(15) OF THE SECURITIES ACT AND RULE 501 THEREUNDER OR PURSUANT TO OTHER EXEMPTIONS NOT INCONSISTENT THEREWITH. THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHOM THE OFFERING MAY BE MADE AND RESTRICT SUBSEQUENT TRANSFER OF THE SECURITIES.

THIS SECURITIES PURCHASE AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. NO ACTION HAS BEEN TAKEN THAT WOULD, OR IS INTENDED TO, PERMIT A PUBLIC OFFER OF THE SECURITIES IN ANY COUNTRY OR JURISDICTION WHERE ACTION FOR THE PURPOSE IS REQUIRED. ACCORDINGLY, THE SECURITIES MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, AND NEITHER THIS SUBSCRIPTION AGREEMENT NOR ANY OTHER INFORMATION, ADVERTISEMENT OR OTHER DOCUMENT MAY BE DISTRIBUTED OR PUBLISHED, IN ANY COUNTRY OR JURISDICTION EXCEPT UNDER CIRCUMSTANCES THAT WILL RESULT IN COMPLIANCE WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS THE RESPONSIBILITY OF PERSONS WISHING TO SUBSCRIBE FOR THE SECURITIES TO INFORM THEMSELVES OF AND TO OBSERVE ALL APPLICABLE LAWS AND REGULATIONS OF ANY RELEVANT JURISDICTION. PROSPECTIVE INVESTORS SHOULD INFORM THEMSELVES AS TO THE LEGAL REQUIREMENTS AND TAX CONSEQUENCES WITHIN THE COUNTRIES OF THEIR CITIZENSHIP, RESIDENCE, DOMICILE AND PLACE OF BUSINESS WITH RESPECT TO THE ACQUISITION, HOLDING OR DISPOSAL OF THE SECURITIES, AND ANY NON-U.S. EXCHANGE RESTRICTIONS THAT MAY BE RELEVANT THERETO. THE SECURITIES ARE OFFERED SUBJECT TO THE RIGHT OF THE BOARD OF DIRECTORS OF THE COMPANY TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART IN ITS SOLE AND ABSOLUTE DISCRETION.

THE SECURITIES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED OR SUCH DISPOSITION IS MADE IN COMPLIANCE WITH SUCH REGISTRATION REQUIREMENTS.

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AN INVESTMENT IN THE COMPANY IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK, AND IS NOT APPROPRIATE FOR PERSONS WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING, AND THAT THEY OR THEIR PURCHASER REPRESENTATIVE HAVE SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT THEY ARE CAPABLE OF EVALUATING THE MERITS AND RISKS OF THIS INVESTMENT.

FOR FLORIDA RESIDENTS: THESE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE FLORIDA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE UNITS CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE UNITS REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE UNITS HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

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SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 6, 2013, is entered into by and between JANEL WORLD TRADE, LTD., a Nevada corporation (the “Company”), OAXACA GROUP LLC, a Delaware limited liability company (“Oaxaca”), and the parties listed on the Schedule of Investors attached hereto (the “Schedule of Investors”) (each hereinafter individually referred to as an “Investor” and collectively, together with Oaxaca unless otherwise indicated, referred to as the “Investors”).

A. The Company wishes to sell to each Investor, and each Investor wishes to purchase, on the terms and subject to the conditions set forth in this Agreement, (i) shares of the Company’s common stock, $0.001 par value per share (the “Shares”), and (ii) a Warrant in the form attached hereto as Exhibit A (each, a “Warrant” and, collectively with the other Warrants issued hereunder, the “Warrants”). The Shares into which the Warrants are exercisable are referred to herein as the “Warrant Shares”, and the Shares, the Warrants and the Warrant Shares (as defined below) are collectively referred to herein as the “Securities”.

B. Each Warrant will entitle an Investor to purchase from time to time until the fifth anniversary of the Closing Date, all or a portion of a certain number of Warrant Shares at an exercise price equal to $0.08 per Warrant Share (subject to adjustment as provided therein), on such terms as set forth in such Warrant.

C. The sale of the Shares, the Warrants and the Warrant Shares by the Company to the Investors will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (as defined below) under the Securities Act (as defined below).

In consideration of the mutual promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor hereby agree as follows:

1. Purchase and Sale of Shares and Warrants.

1.1 Closing of Purchase and Sale; Purchase Price. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and each Investor agrees to purchase (i) the number of Shares set forth below such Investor’s name on the signature pages hereof, and (ii) a Warrant, as indicated below such Investor’s name on the signature page hereof. The date on which the closing of the purchase and sale pursuant to the terms of this Agreement occurs (the “Closing”) is hereinafter referred to as the “Closing Date”. The Closing will be deemed to occur at the offices of Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., One South Street, 27th Floor, Baltimore, Maryland 21202, and shall take place when each of the conditions to the Closing described in Section 6 hereof has been satisfied or waived as specified therein, but in no event later than October 15, 2013 except that in the event the condition to the Closing set forth in Section 6.1(g) hereof has not been satisfied by such date, the Closing Date shall be extended until October 31, 2013. At or prior to the Closing, (A) this Agreement and the other Transaction Documents (as defined below) shall be executed and delivered by the Company and, to the extent applicable, by each Investor, and (B) full payment of each Investor’s Purchase Price (as defined below) shall be made by such Investor to the Company by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Shares (or instructions with respect thereto issued to the Company’s registrar and transfer agent) and the Warrant being purchased by such Investor.

1.2 Certain Definitions. When used herein, the following terms shall have the respective meanings indicated:

“Affiliate” means, as to any Person (the “subject Person”), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person’s board of directors or other management committee or group, by contract or otherwise.

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“Board of Directors” means the Company’s board of directors.

“Business” means the consolidated business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which banks in the City of New York are required or authorized by law to be closed.

“Closing” has the meaning specified in Section 1.1 hereof.

“Closing Date” has the meaning specified in Section 1.1 hereof.

“Credit Facility” means an unsecured line of credit to the Company and its subsidiaries for use as working capital, at an interest rate and amortization schedule more favorable to the Company than the terms of the Company’s current credit facility from Community National Bank, and on such additional terms to be agreed upon by the Company and Oaxaca.

“Disclosure Documents” means all SEC Documents filed by the Company at least two (2) Business Days prior to the date of this Agreement via the SEC’s Electronic Data Gathering, Analysis and Retrieval system (EDGAR) in accordance with the requirements of Regulation S-T under the Exchange Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Execution Date” means the date of this Agreement.

“Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

“Governmental Requirement” means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

“Lien” means, with respect to any Property, any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

“Material Adverse Effect” means an effect that is material and adverse to (i) the Business, (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents (as defined below) or (iii) the rights and benefits to which an Investor is entitled under this Agreement and the other Transaction Documents.

“NQSOP” means the Company’s 2013 Non-Qualified Stock Option Plan attached hereto as Exhibit B, for an aggregate of 5,000,000 Shares pursuant to which Company management personnel may acquire Shares on the terms set forth in the NQSOP.

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“Oaxaca Members” has the meaning specified in Section 4.2 hereof.

“Per Share Price” means $0.065.

“Person” means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

“Property” means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

“Purchase Price” means, with respect to an Investor, the number of Shares purchased by such Investor at the Closing multiplied by the Per Share Price.

“Regulation D” means Regulation D promulgated under the Securities Act or any successor provision.

“Reserved Amount” has the meaning specified in Section 4.3 hereof.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” has the meaning specified in Section 3.4 hereof.

“Securities” has the meaning specified in the preamble to this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Shares” has the meaning specified in the preamble to this Agreement.

“Subsidiary” means, with respect to the Company, any corporation or other entity (other than an entity having no material operations or business during the twelve month period immediately preceding the Execution Date) of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (regardless of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of its Affiliates.

“Threshold Amount” means a purchase at the Closing of at least 7,692,308 Shares at the Per Share Price pursuant to the terms hereof, plus the investment in the Company of an additional $500,000 in one of the following ways: (a) exercise of the Warrant; (b) the purchase within 12 months following the Closing Date of (i) additional Shares at the Per Share Price pursuant to the terms hereof, or (ii) any other security issued by the Company; (c) within 12 months following the Closing Date, providing the Company with a Credit Facility; and (d) a combination of (a) through (c) above.

“Transaction Documents” means, collectively, this Agreement, the Warrants and all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Closing.

“Warrant” has the meaning specified in the preamble to this Agreement.

“Warrant Share” has the meaning specified in the preamble to this Agreement.

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1.3 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words “hereof”, “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2. Representations and Warranties of Each Investor. Each Investor (with respect to itself only) hereby represents and warrants to the Company and agrees with the Company that, as of the Execution Date and as of the Closing Date:

2.1 Authorization; Enforceability. Such Investor is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization as set forth below such Investor’s name on the signature page hereof with the requisite corporate power and authority to purchase the Shares and Warrant to be purchased by it hereunder and to execute and deliver this Agreement and the other Transaction Documents to which it is a party. This Agreement constitutes, and upon execution and delivery thereof, each other Transaction Document to which such Investor is a party will constitute, such Investor’s valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

2.1 Accredited Investor. Such Investor: (i) is an “accredited investor” as that term is defined in Rule 501 of Regulation D and as more particularly set forth on the Accredited Investor Qualification attached hereto; (ii) has the financial means to make an investment in the Company, is able to bear the economic risk of an investment in the Company, and the Investor’s present financial condition is such that the Investor is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness; (iii) if a natural person, or, if an entity, the person directing the purchase, has such knowledge and experience in business and financial matters as will enable the Investor to utilize the information made available to the Investor to evaluate the merits and risks of the prospective investment in the Company and to make an informed investment decision; and (iv) is acquiring the Securities in the ordinary course of its business, solely for its own account, and not with a view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under the Securities Act or are exempt from the registration requirements of, the Securities Act and does not have any agreement or understanding with any person to distribute any of the Securities.

2.2 Information. The Company has, prior to the Execution Date, provided such Investor with information regarding the business, operations and financial condition of the Company and has, prior to the Execution Date, granted to such Investor the opportunity to ask questions of and receive satisfactory answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Securities hereunder, as such Investor deems relevant in making an informed decision with respect to its investment in the Securities. Such Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

2.3 Risk of Investment. Each Investor acknowledges that an investment in the Company involves a high degree of risk. Each Investor acknowledges that the purchase of the Securities is a speculative investment involving a high degree of risk and any estimates and predictions that may have been made by the Company merely represent predictions of future events, which may or may not occur and are based on assumptions, which may or may not occur. As a consequence, such predictions may not be relied upon to indicate the actual results, which might be attained. Each Investor understands that he/she must therefore bear the economic risk of this investment for an indefinite period of time and be able to withstand a total loss of the investment.

2.4 Limited Market for Securities. Each Investor understands that the issuance of the Securities has not been registered under the Securities Act and that the Securities are being sold in reliance upon the exemption from the registration requirements under the Securities Act provided in Regulation D promulgated thereunder or pursuant to other exemptions not inconsistent therewith. The Investor further understands that there is a limited public trading market for the Securities and there can be no assurance that an active market will develop.

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2.5 Limitations on Disposition. Such Investor acknowledges that the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

2.6 Legend. Such Investor understands that the certificates representing the Securities may bear at issuance a restrictive legend in substantially the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and may not be offered, transferred, pledged, hypothecated, sold or otherwise disposed of unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale.”

2.7 Reliance on Exemptions. Such Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

2.8 Non-Affiliate Status; Common Stock Ownership. Such Investor is not an Affiliate of the Company or of any other Investor and is not acting in association or concert with any other Person in regard to its purchase of the Securities or otherwise in respect of the Company. Such Investor’s investment in the Securities is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Board of Directors.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that, except as expressly set forth on the disclosure schedules to this Agreement, as of the Execution Date and as of the Closing Date:

3.1 Organization, Good Standing and Qualification. The Company and each of its Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction under which it is incorporated, and has all requisite corporate power and authority to conduct its business as currently conducted and to execute, deliver and perform all of its obligations under this Agreement and to consummate the transactions contemplated hereby. The Company and each of its subsidiaries is qualified to do business as a foreign corporation in each jurisdiction where failure to be so qualified could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.2 Authorization; Consents. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents, including, without limitation, its obligations to issue and sell the Securities to the Investors in accordance with the terms hereof and thereof, and to issue the Warrant Shares upon exercise of the Warrants. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents has been taken, and no further consent or authorization of the Company, its Board of Directors, stockholders, any Governmental Authority or organization or any other person or entity is required.

3.3 Due Execution; Enforceability. This Agreement has been and, at or prior to the Closing, each other Transaction Document to be delivered at the Closing will be, duly executed and delivered by the Company. This Agreement constitutes and, upon the execution and delivery thereof by the Company, each other Transaction Document will constitute the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

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3.4 Disclosure Documents; Agreements; Financial Statements; Other Information. The Company is subject to the reporting requirements of the Exchange Act and has filed with the SEC all reports, schedules, registration statements and definitive proxy statements that the Company was required to file with the SEC during the preceding twelve calendar months (collectively, the “SEC Documents”). The Company is not aware of any event occurring or expected to occur on or prior to the Closing Date (other than the transactions effected hereby and quarterly releases of financial results) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing.

3.5 Capitalization. All issued and outstanding shares of capital stock of the Company have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company were issued in violation of preemptive rights or any other similar rights of security holders of the Company or any Liens created by or through the Company.

3.6 Due Authorization; Valid Issuance. The Shares and Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) the Shares and Warrants will be duly and validly issued, and the Shares will be fully paid and nonassessable; in each case, free and clear of any Liens imposed by or through the Company, and (ii) assuming the accuracy of each Investor’s representations in this Agreement, the Shares and Warrants will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Warrant Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company and, assuming the accuracy of each Investor’s representations in this Agreement at the time of exercise, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws.

3.7 No Conflict with Other Instruments. The Company is not in violation of any provisions of its charter, bylaws or any other governing document or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to it, except for any violation or default under any such instrument or contract or any violation of any provision of a Governmental Requirement that, in either such case, has not had or would not reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, and (ii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Shares and the Warrants and the reservation for issuance and issuance of the Warrant Shares) will not result in any violation of any provisions of the Company’s charter, Bylaws or any other governing document or in a default under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company.

3.8 Material Adverse Effect. Other than as disclosed in the SEC Documents, since the date of the latest audited financial statements included in the Company’s SEC Documents there has been no event, occurrence or development that, individually or in the aggregate, has had, or could reasonably be expected to result in, a Material Adverse Effect.

3.9 Full Disclosure. The representations, warranties and written statements contained in this Agreement and the other Transaction Documents and in the certificates, exhibits and schedules delivered to such Investor by the Company pursuant to this Agreement and the other Transaction Documents and in connection with such Investor’s due diligence investigation of the Company, do not contain any untrue statement of a material fact, and do not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or statements not misleading in light of the circumstances under which they were made.

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4. Covenants of the Company and Each Investor.

4.1 The Company agrees with each Investor that the Company will:

(a) file a Form D with respect to the Securities issued at the Closing as and when required under Regulation D; and

(b) take such action as the Company reasonably determines upon the advice of counsel is necessary to qualify the Shares and Warrants for sale under applicable state or “blue-sky” laws or obtain an exemption therefrom.

4.2 Board Representation. Upon Oaxaca’s request and at such time as requested by Oaxaca, the number of members of the Board of Directors shall be set at four, and the Company shall present up to two nominees nominated by Oaxaca to become members of the Board of Directors (the “Oaxaca Members”) either through an action by written consent or through the vote of the Company’s stockholders at a meeting of the Company’s stockholders. The Company shall take such actions as are reasonably necessary to enable the Oaxaca Members to be nominated to the Board of Directors including obtaining the resignations of directors. From and after the election of the Oaxaca Members to the Board of Directors, the number of directors on the Board of Directors shall not be increased or decreased without the approval of the Oaxaca Members.

4.3 Reservation of Shares. The Company shall, on the Closing Date, have authorized and reserved for issuance to the Investors free from any preemptive rights, and shall keep available at all times during which any Warrants are outstanding, a number of Shares (the “Reserved Amount”) that, on the Closing Date, is not less than one hundred percent (100%) of the number of Warrant Shares issuable upon exercise of all of the Warrants issued at the Closing, without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Warrants.

4.4 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares and Warrants for general business purposes.

4.5 Limitations on Disposition. No Investor shall sell, transfer, assign or dispose of any Securities, unless such sale, transfer, assignment or disposition complies with applicable provisions of the Securities Act and applicable state securities regulations and, if requested by the Company, such Investor has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act.

4.6 Protection of Tax Attributes. The Company agrees and covenants that it will not take any action, nor cause any of its Affiliates, successors, or assigns, to take any action, that would result in the impairment of the net operating losses and deferred tax benefits of the Company pursuant to Section 382 of the Internal Revenue Code of 1986, as amended.

4.7 Officers. Provided Oaxaca invests at least the Threshold Amount, Oaxaca shall have the right to appoint the Chief Executive Officer and each of the other key executive officers of the Company.

4.8 Corporate Actions. The Company agrees that without the approval of Oaxaca (which, at such time as there are one or more Oaxaca Members, such approval will be evidenced by the Board of Directors vote of at least one Oaxaca Member in favor of such action), the Company will not take any of the following actions:

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(a) Issue additional shares of equity of any class, other than issuances pursuant to the NQSOP;

(b) Incur indebtedness for borrowed money in excess of the total indebtedness of the Company as at June 30, 2013;

(c) The acquisition or disposition of assets that would be required to be reported under Item 2.01 of a Current Report on Form 8-K pursuant to regulations promulgated by the SEC;

5. Management Equity Plan. At the Closing, the Company shall establish the NQSOP and shall issue options to such individuals and in such amounts as set forth on Exhibit C hereto.

6. Conditions to Closing.

6.1 Conditions to Investors’ Obligations at the Closing. Each Investor’s obligations to effect the Closing, including without limitation its obligation to purchase Shares and Warrants at the Closing, are conditioned upon the fulfillment (or waiver by such Investor in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company shall use commercially reasonable efforts to cause each of such conditions to be satisfied:

(a) the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that particular date);

(b) the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing;

(c) the Company shall have delivered to such Investor duly executed certificates representing the Shares and the Warrants being purchased by such Investor, as applicable;

(d) the Company shall have delivered to such Investor an opinion of counsel for the Company, dated as of the Closing Date, in form and substance satisfactory to such Investor;

(e) the Company shall have authorized and reserved for issuance the aggregate number of Shares issuable upon exercise of all of the Warrants to be issued at the Closing (such number to be determined without regard to any restriction on such exercise);

(f) other than as disclosed in the SEC Documents, since the date of execution of this Agreement, no event or series of events shall have occurred that, individually or in the aggregate, reasonably could have, or result in, a Material Adverse Effect;

(g) the Company shall have collected more than 65% of the accounts receivable outstanding as of August 31, 2013 and generated by the Company’s former Hillside, New Jersey freight forwarding and logistics business which the Company sold as of August 31, 2013 to Allports Logistics Anchor Wharehouse, LLC; and

(h) there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents.

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6.2 Conditions to Company’s Obligations at the Closing. The Company’s obligations to effect the Closing with each Investor are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

(a) the representations and warranties of such Investor set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that date);

(b) such Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Investor on or before the Closing;

(c) there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents;

(d) such Investor shall have executed each Transaction Document to which it is a party and shall have delivered the same to the Company; and

(e) such Investor shall have tendered to the Company the Purchase Price for the Shares and the Warrant being purchased by it at the Closing by wire transfer of immediately available funds.

7. Miscellaneous.

7.1 Survival; Severability. The representations, warranties, covenants and indemnities made by the parties herein and in the other Transaction Documents shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

7.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.3 No Reliance. Each Investor acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation or warranty of any other party in connection with entering into this Agreement, the other Transaction Documents, or such transactions (other than the representations and warranties made in this Agreement or the other Transaction Documents), (iii) it has not received from any party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by any party.

7.4 No Brokers. None of the parties hereto has incurred any obligation or liability, contingent or otherwise, for brokerage fees, finder’s fees, agent’s commissions, or the like in connection with this Agreement or the transactions contemplated hereby. Each party hereto agrees to indemnify and hold the other party hereto harmless against and in respect of any such obligation or liability based on agreements, arrangements, or understandings claimed to have been made by such party with any third party.

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7.5 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. The Company acknowledges and agrees that nothing contained herein or in any other agreement or document delivered at Closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or a “group” as described in Section 13(d) of the Exchange Act, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor has been represented by its own separate counsel in connection with the transactions contemplated hereby, shall be entitled to protect and enforce its rights, including without limitation rights arising out of this Agreement or the other Transaction Documents, individually, and shall not be required to be join any other Investor as an additional party in any proceeding for such purpose.

7.6 Injunctive Relief. The parties hereto acknowledge and agree that a breach by either of their obligations hereunder will cause irreparable harm the other party and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, the non-breaching party shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations

7.7 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby and hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury.

7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission.

7.9 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.10 Notices. Any notice, demand or request required or permitted to be given by the Company or the Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

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If to the Company:	William J. Lally, Chief Executive Officer
Janel World Trade, Ltd.
150-14 132nd Avenue
Jamaica, New York 11434
Tel (718) 527-3800
Fax (516) 593-0925
blally@janelgroup.com

with a copy to:	Hillel Tendler, Esquire
Neuberger, Quinn, Gielen, Rubin & Gibber, P.A.
One South Street, 27th Floor
Baltimore, Maryland 21202
Tel (410) 332-8552
Fax (410) 332-8553
ht@nqgrg.com

and if to any Investor, to such address for such Investor as shall appear on the signature page hereof executed by such Investor, or as shall be designated by such Investor in writing to the Company in accordance with this Section 7.10.

7.11 Expenses. The Company and each Investor shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents.

7.12 Entire Agreement; Amendments. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least a majority of the Shares and Warrant Shares into which all of the Warrants then outstanding are exercisable (without regard to any limitation on such exercise), and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

JANEL WORLD TRADE LTD.

By:	/s/
William J. Lally Chief Executive Officer

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JANEL WORLD TRADE, LTD.

SECURITIES PURCHASE AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

OAXACA GROUP LLC	Signature:
[Name of Entity]	Name:

By:	/s/
Name:	Dominique Schulte
Title:	Managing Member

ADDRESS:

29 Bank Street

New York, NY 10014

Attention: Dominique Schulte

Tel 212-255-2038

Fax ________________________________

E-mail dschulte@oaxacagroup.com

Taxpayer ID# ________________________

With a copy to:

_________________________________

_________________________________

_________________________________

Attention: _________________________

Tel ______________________________

Fax ______________________________

E-mail ____________________________

Number of Shares to be Purchased: 7,692,308

Number of Warrants to be Purchased: 12,500,000

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JANEL WORLD TRADE, LTD.

SECURITIES PURCHASE AGREEMENT

SCHEDULE OF INVESTORS

Name	Purchase Price	Number of Shares	Number of Warrants
Oaxaca Group LLC	$500,000.00	7,692,308	12,500,000

TOTAL	$500,000.00	7,692,308	12,500,000

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